Borrowings	12 Months Ended
May 31, 2018
Debt Disclosure [Abstract]
Borrowings

NOTE G — BORROWINGS

A description of long-term debt follows:

May 31,	2018	2017
(In thousands)
Revolving credit facility with a syndicate of banks, through December 5, 2019(1)	$235,774	$198,280
Unsecured 6.50% senior notes due February 14, 2018(2)		249,555
Unsecured 6.125% senior notes due October 15, 2019(3)	451,658	452,778
Unsecured $205,000 face value at maturity 2.25% senior convertible notes due December 15, 2020	196,865	193,260
Unsecured 3.45% senior notes due November 15, 2022	295,596	298,370
Unsecured 5.25% notes due June 1, 2045(4)	298,514	298,433
Unsecured 3.75% notes due March 15, 2027 (5)	396,110	395,638
Unsecured 4.25% notes due January 15, 2048 (6)	296,344
Other obligations, including capital leases and unsecured notes payable at various rates of interest due in installments through 2021	3,283	3,768
	2,174,144	2,090,082
Less: current portion	3,501	253,645
Total Long-Term Debt, Less Current Maturities	$2,170,643	$1,836,437

(1)

Interest was tied to AUD LIBOR at May 31, 2018, and averaged 2.925% for AUD denominated debt ($23,309) and 0.675% on EUR denominated debt ($213,708).  Interest was tied to AUD LIBOR at May 31, 2017, and averaged 2.705% for AUD denominated debt ($17,311), 1.075% on EUR denominated debt ($183,012). At May 31, 2018 and 2017, the revolving credit facility is adjusted for debt issuance costs, net of amortization, for approximately $1.2 million and $2.0 million, respectively.

(2)

The $250.0 million aggregate principal amount of the notes due 2018 is adjusted for the amortization of the original issue discount, which approximated $0.3 million at May 31, 2017. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, was 6.704%. At May 31, 2017, the notes were adjusted for debt issuance costs, net of amortization, for approximately $0.2 million.  The notes were redeemed on February 14, 2018.

(3)

Includes the combination of the October 2009 initial issuance of $300.0 million aggregate principal amount and the May 2011 issuance of an additional $150.0 million aggregate principal amount of these notes.  The $300.0 million aggregate principal amount of the notes due 2019 from the initial issuance is adjusted for the amortization of the original issue discount, which approximated $0.1 million at May 31, 2017. The original issue discount effectively reduced the ultimate proceeds from the October 2009 financing. The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%.  The additional $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated $2.3 million and $3.9 million at May 31, 2018 and 2017, respectively.  The premium effectively increased the proceeds from the financing.  The effective interest rate on the $150.0 million notes issued in May 2011 is 4.934%. At May 31, 2018 and 2017, the notes are adjusted for debt issuance costs, net of amortization, for approximately $0.6 million and $1.1 million, respectively.

(4)

The $250.0 million face amount of the notes due 2045 is adjusted for the amortization of the original issue discount, which approximated $1.4 million and $1.5 million at May 31, 2018 and 2017, respectively. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 5.29%. In March 2017, as a further issuance of the 5.25% notes due 2045, we closed an offering of $50.0 million aggregate principal, which is adjusted for the unamortized premium received at issuance, which approximated $3.0 million and $3.1 million at May 31, 2018 and 2017, respectively.  The premium effectively increased the proceeds from the financing.  The effective interest rate on the $50.0 million notes issued March 2017 is 4.839%.  At May 31, 2018 and 2017, the notes are adjusted for debt issuance costs, net of amortization, for approximately $3.1 million and $3.2 million, respectively.

(5)

The $400.0 million face amount of the notes due 2027 is adjusted for the amortization of the original issue discount, which approximated $0.5 million at May 31, 2018 and 2017.  The original issue discount effectively reduced the ultimate proceeds from the financing.  The effective interest rate on the notes, including the amortization of the discount, is 3.767%.  At May 31, 2018 and 2017, the notes are adjusted for debt issuance costs, net of amortization, for approximately $3.4 million and $3.8 million, respectively.

(6)

The $300.0 million face amount of the notes due 2048 is adjusted for the debt issuance cost, net of amortization, which approximated $3.6 million at May 31, 2018. The effective interest rate on the notes is 4.25%.

The aggregate maturities of long-term debt for the five years subsequent to May 31, 2018 are as follows: 2019 — $3.5 million; 2020 — $689.3 million; 2021 — $196.9 million; 2022 — none; 2023 — $296.9 million and thereafter $1,011.1 million.  Additionally, at May 31, 2018, we had unused lines of credit totaling $762.4 million.

Our available liquidity, including our cash and cash equivalents and amounts available under our committed credit facilities, stood at $1.01 billion at May 31, 2018. Our debt-to-capital ratio was 57.1% at May 31, 2018, compared with 59.3% at May 31, 2017.

4.250% Notes due 2048

On December 20, 2017, we closed an offering for $300.0 million aggregate principal amount of 4.250% Notes due 2048 (the “2048 Notes”).  The proceeds from the 2048 Notes were used to repay $250.0 million in principal amount of unsecured 6.50% senior notes due February 15, 2018, and for general corporate purposes.  Interest on the 2048 Notes accrues from December 20, 2017 and is payable semiannually in arrears on January 15th and July 15th of each year, beginning July 15, 2018, at a rate of 4.250% per year. The 2048 Notes mature on January 15, 2048.  The indenture governing this indebtedness includes cross-acceleration provisions. Under certain circumstances, where an event of default under our other instruments results in acceleration of the indebtedness under such instruments, holders of the indebtedness under the indenture are entitled to declare amounts outstanding immediately due and payable.

5.250% Notes due 2045 and 3.750% Notes due 2027

On March 2, 2017, we issued $50.0 million aggregate principal amount of 5.250% Notes due 2045 (the “2045 Notes”) and $400.0 million aggregate principal amount of 3.750% Notes due 2027 (the “2027 Notes”).  The 2045 Notes are a further issuance of the $250 million aggregate principal amount of 5.250% Notes due 2045 initially issued by us on May 29, 2015.  Interest on the 2045 Notes is payable semiannually in arrears on June 1st and December 1st of each year at a rate of 5.250% per year. The 2045 Notes mature on June 1, 2045.  Interest on the 2027 Notes is payable semiannually in arrears on March 15th and September 15th of each year, at a rate of 3.750% per year. The 2027 Notes mature on March 15, 2027.  The indenture governing this indebtedness includes cross-acceleration provisions. Under certain circumstances, where an event of default under our other instruments results in acceleration of the indebtedness under such instruments, holders of the indebtedness under the indenture are entitled to declare amounts outstanding immediately due and payable.

Revolving Credit Agreement

During fiscal 2015, we entered into an $800.0 million unsecured syndicated revolving credit facility (the “Revolving Credit Facility”), which expires on December 5, 2019.  The Revolving Credit Facility includes sublimits for the issuance of swingline loans, which are comparatively short-term loans used for working capital purposes and letters of credit.  The aggregate maximum principal amount of the commitments under the Revolving Credit Facility may be expanded upon our request, subject to certain conditions, up to $1.0 billion.  The Revolving Credit Facility is available to refinance existing indebtedness, to finance working capital and capital expenditures, to satisfy all or a portion of our obligations relating to the plan of reorganization for our SPHC subsidiary, and for general corporate purposes.

The Revolving Credit Facility requires us to comply with various customary affirmative and negative covenants, including a leverage covenant and interest coverage ratio, which are calculated in accordance with the terms as defined by the credit agreement.  Under the terms of the leverage covenant, we may not permit our consolidated indebtedness as of any fiscal quarter end to exceed 65% of the sum of such indebtedness and our consolidated shareholders’ equity on such date.  The minimum required consolidated interest coverage ratio for EBITDA to interest expense is 3.50 to 1.  The interest coverage ratio is calculated at the end of each fiscal quarter for the four fiscal quarters then ended using an EBITDA as defined in the credit agreement.

As of May 31, 2018, we were in compliance with all financial covenants contained in our Revolving Credit Facility, including the leverage and interest coverage ratio covenants. At that date, our leverage ratio was 56.9%, while our interest coverage ratio was 7.4 to 1. Our available liquidity under our Revolving Credit Facility stood at $562.4 million at May 31, 2018.

Our access to funds under our Revolving Credit Facility is dependent on the ability of the financial institutions that are parties to the Revolving Credit Facility to meet their funding commitments. Those financial institutions may not be able to meet their funding commitments if they experience shortages of capital and liquidity or if they experience excessive volumes of borrowing requests within a short period of time. Moreover, the obligations of the financial institutions under our Revolving Credit Facility are several and not joint and, as a result, a funding default by one or more institutions does not need to be made up by the others.

As previously reported, during fiscal 2015, a plan of reorganization was confirmed (the “Bankruptcy Plan”) and, effective as of December 23, 2014, Bondex, SPHC, Republic and NMBFiL emerged from bankruptcy.  Accordingly, trusts were established under Section 524(g) of the United States Bankruptcy Code (together, the “Trust”) and were funded with first installments.  Borrowings under our Revolving Credit Facility were used to fund the initial trust payment of $450 million, which is classified as long-term debt in our Consolidated Balance Sheets.  The Trust was funded with $450 million in cash and a promissory note, bearing no interest and maturing on or before December 23, 2018 (the “Bankruptcy Note”). We prepaid the remaining trust payment for $123.6 million in May 2018 and, therefore, there are no remaining outstanding trust payments as of May 31, 2018.

All of our past contributions to the Trust are deductible for U.S. income tax purposes.

Accounts Receivable Securitization Program

On May 9, 2017, we entered into a three-year, $200.0 million accounts receivable securitization facility (the “AR Program”). The maximum availability under the AR Program is $200.0 million. Availability is further subject to changes in the credit ratings of our customers, customer concentration levels or certain characteristics of the accounts receivable being transferred and, therefore, at certain times, we may not be able to fully access the $200.0 million of funding available under the AR Program.

As of May 31, 2018, there was no outstanding balance under the AR Program, which compares with the maximum availability on that date of $200.0 million.  The interest rate under the Purchase Agreement is based on the Alternate Base Rate, LIBOR Market Index Rate, one-month LIBOR or LIBOR for a specified tranche period, as selected by us, plus in each case, a margin of 0.70%. In addition, we are obligated to pay a monthly unused commitment fee based on the daily amount of unused commitments under the Agreement, which ranges from 0.30% to 0.50% based on usage.  The AR Program contains various customary affirmative and negative covenants and also contains customary default and termination provisions.

Our failure to comply with the covenants described above and other covenants contained in the Revolving Credit Facility could result in an event of default under that agreement, entitling the lenders to, among other things, declare the entire amount outstanding under the Revolving Credit Facility to be due and payable. The instruments governing our other outstanding indebtedness generally include cross-default provisions that provide that, under certain circumstances, an event of default that results in acceleration of our indebtedness under the Revolving Credit Facility will entitle the holders of such other indebtedness to declare amounts outstanding immediately due and payable.

2.25% Convertible Senior Notes due 2020

On December 9, 2013, we issued $205 million of 2.25% Convertible Senior Notes due 2020 (the “Convertible Notes”).  We pay interest on the Convertible Notes semi-annually on June 15th and December 15th of each year.

The Convertible Notes will be convertible under certain circumstances and during certain periods at an initial conversion rate of 18.8905 shares of RPM common stock per $1,000 principal amount of notes (representing an initial conversion price of approximately $52.94 per share of common stock), subject to adjustment in certain circumstances.  In April 2018, we declared a dividend in excess of $0.24 per share and, consequently, the adjusted conversion rate at May 31, 2018 was 19.159777.  The initial conversion price represents a conversion premium of approximately 37% over the last reported sale price of RPM common stock of $38.64 on December 3, 2013.  Prior to June 15, 2020, the Convertible Notes may be converted only upon specified events, and, thereafter, at any time.  Upon conversion, the Convertible Notes may be settled, at RPM’s election, in cash, shares of RPM common stock, or a combination of cash and shares of RPM common stock.

We account for the liability and equity components of the Convertible Notes separately, and in a manner that will reflect our nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. The effective interest rate on the liability component is 3.92%.  Contractual interest was $4.6 million for both fiscal 2018 and 2017, and amortization of the debt discount was $3.0 million and $2.9 million for fiscal 2018 and 2017, respectively.  At May 31, 2018, the remaining period over which the debt discount will be amortized was 2.5 years, the unamortized debt discount was $8.1 million, and the carrying amount of the equity component was $20.7 million.